Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name:	iHeartMedia, Inc.	Petition Date:	March 14, 2018
Case Number:	18-31274 (MI)

Monthly Operating Report Summary for the Period Ending
Monthly Period (USD $ millions) (1)	Apr-18	May-18	Jun-18	Jul-18	Aug-18	Sep-18	Oct-18	Nov-18	Dec-18	Jan-19	Feb-19	Mar-19
Revenues (MOR-6)	417.9	318.7	305.9	281.1	299.4	329.5	349.4	343.7	326.0	231.8	246.2	312.6
Operating Income (MOR-6)	63.9	80.9	77.1	55.2	76.8	62.4	104.8	107.1	57.3	7.6	24.1	(13.2)
Net Income (Loss) (MOR-6)	(139.8)	57.7	(119.7)	49.6	66.9	11.9	100.2	104.2	(0.0)	(9.5)	14.3	38.6
Payments to Insiders (MOR-9)	6.1	3.7	3.7	3.7	6.3	0.7	6.2	0.7	0.7	0.7	8.0	0.7
Payments to Professionals (MOR-9)	1.4	1.0	1.4	15.7	10.1	15.8	21.0	12.8	12.7	14.5	4.0	9.8
Total Disbursements (Exhibit A)	306.4	260.2	622.1	251.7	396.1	254.8	335.8	251.4	300.7	302.8	259.5	236.6

**	The jointly administered Debtors are authorized to file monthly operating reports on a consolidated basis, and have disbursements broken down by case number on Exhibit A attached**
**	The original of this document must be filed with the United States Bankruptcy Court**

Required Insurance Maintained As of Signature Date		Exp. Date
Excess Liability	Yes (X) No ( )	Various
Worker’s Compensation	Yes (X) No ( )	Mar-20
General Liability	Yes (X) No ( )	Mar-20
Auto Liability	Yes (X) No ( )	Mar-20
Other	Yes (X) No ( )	Various

Attorney Name:	Matthew D. Cavenaugh
Firm Name:	Jackson & Walker LLP
Address:	1401 McKinney St.
Suite 1900
City, State, ZIP:	Houston, Texas 77010
Telephone/Fax:	+1 (713) 752-4284

Circle One
Are all accounts receivable being collected within terms?		No
Are all post-petition liabilities, including taxes, being paid within terms?		No
Have any pre-petition liabilities been paid?		No

If so, describe	Pursuant to various “first day” orders, including Talent, Taxes, Employee Wages & Benefits, Insurance, Cash Management, and Customer Programs

Are all funds received being deposited into DIP bank accounts?		No
Were any assets disposed of outside the normal course of business?	Yes

If so, describe n/a

What is the status of your Plan of Reorganization?

On January 22, 2019 and October 18, 2018, respectively, the Debtors filed an updated Plan of Reorganization (Docket #2521) and an updated Disclosure Statement (Docket #1633). The Plan of Reorganization was approved on January 22, 2019 (Docket #2525). These are updates to prior filings (Dockets 551, 552, 982, 1213, 1301, 1304, 1347, 1348, 1349, 1441, 1445, 1467, 1469, 1474, 1481, 1482, 1484, 1605, 1606, 1626, 1627, 1632, 2207, 2232, 2245, 2452, 2515, and 2516). The Debtors emerged from chapter 11 on May 1, 2019.

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

SIGNED X /s/Scott D. Hamilton	Title:	Senior Vice President, Chief Accounting Officer, and Assistant Secretary
(Original Signature)

Scott D. Hamilton		5/3/2019
(Print Name of Signatory)		Date

Notes:

(1)	The period ending: “Apr-18” includes the Post-Petition activity from March 15, 2018 through April 30, 2018

MOR-1	Page 1 of 15

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name:	iHeartMedia, Inc.	Petition Date:	March 14, 2018
Case Number:	18-31274 (MI)

GLOBAL NOTES AND STATEMENTS OF LIMITATIONS AND

DISCLAIMERS REGARDING THE DEBTORS’ MONTHLY OPERATING REPORT

On March 14, 2018 (the “Petition Date”), iHeartMedia, Inc. and certain of its affiliated debtors, as debtors and debtors in possession (collectively, the “Debtors”), each commenced with the United States Bankruptcy Court for the Southern District of Texas (the “Court”) a voluntary case under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Debtors are authorized to continue operating their businesses and managing their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. On March 15, 2018, the Bankruptcy Court entered an order authorizing the joint administration of these cases pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure. On March 21, 2018, the United States Trustee for Region 7 (the “U.S. Trustee”) appointed an official committee of unsecured creditors pursuant to section 1102(a)(1) of the Bankruptcy Code.

1.

General Methodology: The Debtors are filing this monthly operating report (the “MOR”) solely for purposes of complying with the monthly operating requirements applicable in the Debtors’ chapter 11 cases. The financial information contained herein is unaudited, limited in scope, and as such, has not been subject to procedures that would typically be applied to financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The MOR should not be relied upon by any persons for information relating to current or future financial condition, events, or performance of any of the Debtors or their affiliates, as the results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year, and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future. There can be no assurance that such information is complete, and the MOR may be subject to revision. The following notes, statements, and limitations should be referred to, and referenced in connection with, any review of the MOR.

2.

Basis of Presentation: For financial reporting purposes, the Debtors prepare consolidated financial statements, which include information for iHeartMedia, Inc., and its Debtor and non-Debtors subsidiaries. This MOR only contains financial information of the Debtors. For the purposes of MOR reporting, the accompanying Balance Sheets and Statement of Income (Loss) of the Debtors have been prepared on a condensed combined basis. This basis of presentation is consistent with footnotes and related disclosures contained within the Form 10-Q filed by iHeartMedia, Inc. for the quarterly periods ended March 31, 2018, June 30, 2018, September 30, 2018, and March 31, 2019 and Form 10-K for the fiscal year ended December 31, 2018 which was filed on March 5, 2019. The Debtors are maintaining their books and records in accordance with U.S. GAAP and the information furnished in this MOR uses the Debtors’ normal accrual method of accounting. In preparing the MOR, the Debtors relied on financial data derived from their books and records that was available at the time of preparation. Nevertheless, in preparing this MOR, the Debtors made reasonable efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been identified therein. Subsequent information or discovery may result in material changes to the MOR and errors or omissions may exist. Notwithstanding any such discovery, new information, or errors or omissions, the Debtors do not undertake any obligation or commitment to update this MOR.

3.

Reporting Period: Unless otherwise noted herein, the MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period. Except as otherwise noted, no adjustments have been made for activity occurring after the close of the reporting period.

Notes	Page 2 of 15

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name:	iHeartMedia, Inc.	Petition Date:	March 14, 2018
Case Number:	18-31274 (MI)

GLOBAL NOTES AND STATEMENTS OF LIMITATIONS AND

DISCLAIMERS REGARDING THE DEBTORS’ MONTHLY OPERATING REPORT

4.

Accuracy: The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information.

5.

Payment of Prepetition Claims Pursuant to First Day Orders: On March 15, 2018 and April 12, 2018, the Bankruptcy Court entered orders (the “First Day Orders” and “Final First Day Orders”, respectively) authorizing, but not directing, the Debtors to, among other things, pay certain prepetition (a) liabilities related to use of the Debtors’ cash collateral, and continued use of their cash management system, (b) obligations payable to talent, station affiliates, royalties, and copyrights (c) insurance obligations, (d) employee wages, salaries, and related items, (e) obligations relating to existing customer obligations, and (f) taxes and assessments. If any payments were made on account of such claims following the commencement of these chapter 11 cases pursuant to the authority granted to the Debtors by the Bankruptcy Court under the First Day Orders, such payments have been included in this MOR unless otherwise noted.

6.

Liabilities Subject to Compromise (“LSTC”): LSTC represents the Debtors’ estimate of pre-petition claims to be resolved in connection with the chapter 11 cases. As a result of the chapter 11 filings, the payment of pre-petition liabilities are subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled or treated cannot be made until the Bankruptcy Court approves a chapter 11 plan or reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. Pre-petition liabilities that are subject to compromise under ASC 852 are preliminary and may be subject to, among other things, future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation or other events. On May 17, 2018, the Court entered an order setting June 29, 2018 as the deadline for the filing of proofs of claim against the Debtors for non-governmental entities.

7.

Reorganization Items: ASC 852 requires expenses and income directly associated with the chapter 11 filings to be reported separately in the income statement as reorganization items. Reorganization items primarily include write-off of certain original issue discount and fees relating to debt obligations classified as LSTC, expenses related to legal advisory and representation services, other professional consulting and advisory services, and changes in liabilities subject to compromise recognized as there are changes in amounts expected to be allowed as claims. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 proceedings, including, but not limited to, matters involving objections to claims, substantive consolidation, equitable subordination, defenses, characterization or re-characterization of contracts, assumption or rejection of contracts under the provisions of chapter 3 of Title 11 of the Bankruptcy Code and/or causes of action under the provisions of chapter 5 of the Bankruptcy Code or any other relevant applicable laws to recover assets or avoid transfers.

8.

Cash and Cash Equivalents: Consistent with the Debtors historical reporting practices and U.S. GAAP, any cash balances considered restricted are reflected in the Balance Sheets as a component of Other current assets or Other assets based on when those restrictions are expected to lapse. As such, the reconciliation of cash receipts and disbursements on MOR-7 includes adjustments for any cash balances moving to and from these restricted accounts.

Notes	Page 3 of 15

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name:	iHeartMedia, Inc.	Petition Date:	March 14, 2018
Case Number:	18-31274 (MI)

GLOBAL NOTES AND STATEMENTS OF LIMITATIONS AND

DISCLAIMERS REGARDING THE DEBTORS’ MONTHLY OPERATING REPORT

9.

Intercompany Transactions and Balance: Prior to the Petition Date (and subsequent to the Petition Date but only pursuant to Bankruptcy Court approval), the Debtors routinely engaged (and continue to engage) in intercompany transactions with both Debtor and non-Debtor affiliates. Intercompany transactions among the Debtors have been eliminated in the financial statements contained herein. Intercompany transactions among the Debtors and the Non-Filing Entities are presented on a net balance basis.

10.

Investments in Subsidiaries: The book basis for investments in subsidiaries have not historically been maintained by the Debtors in the general ledgers at a legal entity level and these values are not representative of the fair value or net assets of non-Debtor affiliates. As such, these balances are reflected in the Balance Sheets as a component of Equity.

11.

Insiders: For purposes of this MOR, the Debtors defined “insiders” pursuant to section 101(31) of the Bankruptcy Code as: (a) directors; (b) officers; (c) persons in control of the Debtors; (d) relatives of the Debtors’ directors, officers, or persons in control of the Debtors; and (e) Debtor and non-Debtor affiliates of the foregoing. Moreover, the Debtors do not take a position with respect to: (a) any insider’s influence over the control of the Debtors; (b) the management responsibilities or functions of any such insider; (c) the decision making or corporate authority of any such insider; or (d) whether the Debtors or any such insider could successfully argue that he or she is not an “insider” under applicable law, with respect to any theories of liability, or for any other purpose.

12.

Reservation of Rights: The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate, but shall be under no obligation to do so. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 cases.

Notes	Page 4 of 15

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name:	iHeartMedia, Inc.	Petition Date:	March 14, 2018
Case Number:	18-31274 (MI)

Comparative Balance Sheets

Assets (USD $ thousands)	31-Mar-18	30-Apr-18	31-May-18	30-Jun-18	31-Jul-18	31-Aug-18	30-Sep-18	31-Oct-18	30-Nov-18	31-Dec-18	31-Jan-19	28-Feb-19	31-Mar-19
Current Assets
Cash and cash equivalents	$120,121	$240,683	$275,391	$57,370	$157,610	$89,481	$76,154	$126,251	$162,908	$178,924	$221,202	$214,233	$233,596
Accounts receivable, net of allowance	728,528	706,389	734,391	777,958	743,602	750,174	809,974	809,268	841,409	866,088	760,167	726,579	748,143
Intercompany Receivable	—	—	—	2,329	—	—	—	—	5,495	—	—	16,374	48,771
Prepaid expenses	118,179	120,873	105,675	113,028	116,428	112,458	115,308	107,479	107,219	98,836	113,260	120,546	120,009
Other current assets	83,269	50,199	62,786	22,825	36,486	25,900	25,651	62,482	62,558	24,576	23,554	24,576	41,452

Total Current Assets	1,050,097	1,118,144	1,178,243	973,510	1,054,126	978,013	1,027,087	1,105,480	1,179,589	1,168,424	1,118,183	1,102,308	1,191,971
Property, Plant and Equipment
Other property, plant and equipment, net	473,231	469,664	466,603	466,089	461,270	461,122	462,609	463,849	466,538	501,677	496,914	497,795	496,067
Intangible Assets
Indefinite-lived intangibles—licenses	2,442,785	2,442,785	2,442,784	2,442,784	2,442,477	2,442,477	2,409,326	2,409,411	2,409,411	2,409,411	2,409,411	2,409,411	2,318,029
Other intangibles, net	230,075	216,820	203,535	190,154	176,864	173,998	171,134	168,272	165,407	196,741	193,504	190,402	187,197
Goodwill	3,335,433	3,335,433	3,335,433	3,335,433	3,335,433	3,335,433	3,335,433	3,335,433	3,335,433	3,412,753	3,412,753	3,412,753	3,412,753
Other Assets
Operating lease right-of-use assets (1)	—	—	—	—	—	—	—	—	—	—	356,215	351,313	353,404
Other assets	47,398	47,899	47,860	49,050	49,254	55,143	58,080	59,007	60,258	63,203	63,819	64,071	63,461

Total Assets	$7,579,019	$7,630,745	$7,674,458	$7,457,020	$7,519,424	$7,446,186	$7,463,669	$7,541,452	$7,616,636	$7,752,209	$8,050,799	$8,028,053	$8,022,882

Note:

(1)

In July 2018, the FASB issued ASU 2018-11, Leases (Topic 842), which was adopted by the Company effective January 1, 2019. As a result of adoption, the Company recorded the fair value of its lease commitments as a Operating lease right-of-use asset with the offsetting liability primarily charged to Liabilities Subject to Compromise for the leases that were in place as of the petition date. Further, a reduction in Total other Long-term Liabilities was also recorded in January 2019 as a result of the write-off of non-cash deferred gains associated with certain leases.

MOR-2	Page 5 of 15

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name:	iHeartMedia, Inc.	Petition Date:	March 14, 2018
Case Number:	18-31274 (MI)

Comparative Balance Sheets

Liabilities and Equity (USD $ thousands)	31-Mar-18	30-Apr-18	31-May-18	30-Jun-18	31-Jul-18	31-Aug-18	30-Sep-18	31-Oct-18	30-Nov-18	31-Dec-18	31-Jan-19	28-Feb-19	31-Mar-19
Current Liabilities
Accounts payable	$15,001	$35,199	$36,329	$44,342	$44,448	$43,927	$49,737	$44,922	$45,584	$49,129	$46,751	$46,918	$41,512
Intercompany payable	193	16,999	14,690	—	18,636	34,943	9,227	7,604	—	2,894	6,998	—	—
Accrued expenses	90,026	137,072	172,405	236,453	246,399	214,887	240,412	245,862	246,678	296,149	251,606	225,164	171,043
Accrued interest	1,363	1,325	1,702	427	486	517	592	349	470	766	379	547	674
Deferred income	137,592	142,293	142,300	133,420	129,482	129,082	130,236	125,825	110,435	120,328	123,874	124,047	128,493
Short-term DIP financing	—	—	—	125,000	125,000	25,000	—	—	—	—	—	—	—
Current portion of long-term debt (1)	—	—	—	—	—	—	—	—	—	46,105	46,105	46,105	46,510

Total Current Liabilities	244,175	332,888	367,426	539,642	564,451	448,356	430,204	424,562	403,167	515,371	475,713	442,781	388,232
Long-term debt	365,811	367,721	368,163	—	—	—	—	—	—	—	—	—	—
Total other long-term liabilities (2)	237,313	236,147	234,950	235,930	234,723	233,692	233,769	232,583	232,213	229,640	121,742	126,057	120,662
Liabilities subject to compromise (2)	17,520,114	17,454,327	17,406,356	17,503,352	17,492,457	17,483,535	17,507,135	17,491,493	17,484,234	17,511,976	17,853,328	17,844,901	17,861,051
Equity (Deficit)

Total Equity	(10,788,394)	(10,760,338)	(10,702,437)	(10,821,904)	(10,772,207)	(10,719,397)	(10,707,439)	(10,607,186)	(10,502,978)	(10,504,778)	(10,399,984)	(10,385,686)	(10,347,063)

Total Liabilities And Equity	$7,579,019	$7,630,745	$7,674,458	$7,457,020	$7,519,424	$7,446,186	$7,463,669	$7,541,452	$7,616,636	$7,752,209	$8,050,799	$8,028,053	$8,022,882

Notes:

(1)	Beginning December 2018, balance includes deferred purchase considerations related to two court approved business acquisitions expected to be paid within one year.
(2)

In July 2018, the FASB issued ASU 2018-11, Leases (Topic 842), which was adopted by the Company effective January 1, 2019. As a result of adoption, the Company recorded the fair value of its lease commitments as a Operating lease right-of-use asset with the offsetting liability primarily charged to Liabilities Subject to Compromise for the leases that were in place as of the petition date. Further, a reduction in Total other Long-term Liabilities was also recorded in January 2019 as a result of the write-off of non-cash deferred gains associated with certain leases.

MOR-3	Page 6 of 15

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name:	iHeartMedia, Inc.	Petition Date:	March 14, 2018
Case Number:	18-31274 (MI)

Schedule of Post-Petition Liabilities

Post-Petition Liabilities (USD $ thousands)	30-Apr-18	31-May-18	30-Jun-18	31-Jul-18	31-Aug-18	30-Sep-18	31-Oct-18	30-Nov-18	31-Dec-18	31-Jan-19	28-Feb-19	31-Mar-19
Post-Petition Liabilities
Accounts payable	$35,199	$36,329	$44,342	$44,448	$43,927	$49,737	$44,922	$45,584	$49,129	$46,751	$46,918	$41,512
Intercompany payable	16,999	14,690	—	18,636	34,943	9,227	7,604	—	2,894	6,998	—	—
Accrued expenses
Accrued compensation	58,867	64,874	72,706	81,761	52,850	65,652	55,347	56,124	83,360	80,723	50,968	58,922
Accrued benefits	9,024	7,054	9,283	8,220	8,232	8,167	7,813	7,996	8,756	11,652	12,550	11,862
Accrued insurance	25,375	26,024	27,420	26,045	26,555	27,536	28,789	29,628	29,455	29,818	30,148	29,514
Accrued other	43,806	74,453	127,044	130,373	127,250	139,057	153,913	152,930	174,578	129,413	131,498	70,745
Accrued interest	1,325	1,702	427	486	517	592	349	470	766	379	547	674
Deferred income	142,293	142,300	133,420	129,482	129,082	130,236	125,825	110,435	120,328	123,874	124,047	128,493
Short-term DIP financing	—	—	125,000	125,000	25,000	—	—	—	—	—	—	—
Current portion of long-term debt (1)	—	—	—	—	—	—	—	—	46,105	46,105	46,105	46,510
Total long term liabilities (2)	603,868	603,113	235,930	234,723	233,692	233,769	232,583	232,213	229,640	121,742	126,057	120,662

Total Post-Petition Liabilities	$936,756	$970,539	$775,572	$799,174	$682,048	$663,973	$657,145	$635,380	$745,011	$597,455	$568,838	$508,894

Notes:

(1)	Beginning December 2018, balance includes deferred purchase considerations related to two court approved business acquisitions expected to be paid within one year.
(2)

In July 2018, the FASB issued ASU 2018-11, Leases (Topic 842), which was adopted by the Company effective January 1, 2019. As a result of adoption, the Company recorded the fair value of its lease commitments as a Operating lease right-of-use asset with the offsetting liability primarily charged to Liabilities Subject to Compromise for the leases that were in place as of the petition date. Further, a reduction in Total other Long-term Liabilities was also recorded in January 2019 as a result of the write-off of non-cash deferred gains associated with certain leases.

MOR-4	Page 7 of 15

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name:	iHeartMedia, Inc.	Petition Date:	March 14, 2018
Case Number:	18-31274 (MI)

Aging of Post-Petition Liabilities and Aging of Accounts Receivable

(USD $ thousands)

Aging of Post-Petition Liabilities as of March 31, 2019 (1)

Days	Trade Accounts	Intercompany Payable	Accrued Compensation	Accrued Benefits	Accrued Insurance	Accrued Other	Accrued Interest	Deferred Income	Other Liabilities	Total
Current	$34,796	$—	$58,922	$11,862	$29,514	$70,745	$674	$128,493	$167,172	$502,178
1-30	5,972	—	—	—	—	—	—	—	—	5,972
30-60	480	—	—	—	—	—	—	—	—	480
60-90	102	—	—	—	—	—	—	—	—	102
90+	162	—	—	—	—	—	—	—	—	162

	$41,512	$—	$58,922	$11,862	$29,514	$70,745	$674	$128,493	$167,172	$508,894

Aging of Accounts Receivable as of March 31, 2019 (1)

Days	Customer #1	Customer #2	Customer #3	Customer #4	Customer #5	Other	Total
Current	$10,170	$7,198	$11,616	$6,796	$7,252	$296,056	$339,088
31-60	8,170	5,472	6,657	3,597	5,151	136,966	166,013
61-90	4,522	4,416	3,441	3,697	4,771	72,883	93,730
91+	8,103	8,188	1,463	7,025	3,385	146,084	174,248
Less: Allowance For Doubtful Accounts							(24,936)

Total	$30,965	$25,274	$23,177	$21,115	$20,559	$651,989	$748,143

Notes:

(1)	Figures on MOR-5 may not foot and immaterial differences with balances reported on MOR-2 and MOR-3 may exist as a result of rounding.

MOR-5	Page 8 of 15

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name:	iHeartMedia, Inc.	Petition Date:	March 14, 2018
Case Number:	18-31274 (MI)

Statement of Income (Loss) for the Period Ending

Profit and Loss (USD $ thousands) (1)	30-Apr-18	31-May-18	30-Jun-18	31-Jul-18	31-Aug-18	30-Sep-18	31-Oct-18	30-Nov-18	31-Dec-18	31-Jan-19	28-Feb-19	31-Mar-19
Revenue	$417,946	$318,665	$305,885	$281,124	$299,394	$329,466	$349,402	$343,676	$326,035	$231,805	$246,190	$312,563
Operating expenses:
Direct operating expenses (excludes depreciation and amortization)	130,489	89,716	87,526	83,875	86,475	96,767	89,299	90,913	107,235	86,687	84,393	94,604
Selling, general and administrative (excludes depreciation and amortization)	165,657	107,831	111,721	102,724	104,603	115,083	121,764	114,295	133,395	107,958	109,043	112,918
Corporate expenses (excludes depreciation and amortization)	22,778	18,570	7,436	17,540	19,449	10,442	21,342	20,116	13,186	18,223	16,540	12,279
Depreciation and amortization	34,377	21,577	21,393	21,406	10,818	10,812	11,418	10,622	14,101	11,826	11,485	14,729
Impairment charges (2)	—	—	—	—	—	33,151	—	—	—	—	—	91,382
Other operating income (expense), net	(714)	(77)	(692)	(333)	(1,294)	(831)	(829)	(669)	(854)	488	(646)	135

Operating income	63,931	80,894	77,117	55,246	76,755	62,380	104,750	107,061	57,264	7,599	24,083	(13,214)
Interest income (expense), net	(10,171)	(2,805)	(5,594)	(727)	(766)	(1,145)	(119)	(153)	(730)	123	11	(472)
Equity income (loss) of nonconsolidated affiliates	(6)	(21)	(10)	(11)	(10)	(10)	(10)	(14)	(22)	31	(24)	(14)
Other income (expense), net	(85)	(1,966)	(2)	(255)	107	8	(42)	17	2,704	30	354	(426)
Reorganization items, net (3)	202,452	21,022	37,321	15,071	19,916	17,489	16,483	11,737	14,628	13,287	8,385	14,446

Income (Loss) before income taxes	(148,783)	55,080	34,190	39,182	56,170	43,744	88,096	95,174	44,588	(5,504)	16,039	(28,572)
Income tax benefit (expense)	8,979	2,630	(153,851)	10,369	10,749	(31,799)	12,112	8,996	(44,629)	(4,029)	(1,756)	67,158

Net Income (Loss)	$(139,804)	$57,710	$(119,661)	$49,551	$66,919	$11,945	$100,208	$104,170	$(41)	$(9,533)	$14,283	$38,586

Notes:

(1)	The period ending: “30-APR-18” includes the Post-Petition activity from March 15, 2018 through April 30, 2018
(2)

The Company recognized non-cash impairment charges of $91.4 million during March 2019 in relation to indefinite-lived FCC licenses as a result of an increase in the Company’s weighted average cost of capital.

(3)

‘During the three months ended June 30, 2018, the Company wrote-off $12.4 million in long-term debt fees in relation to its receivables based credit facility, which was replaced with a $450.0 million debtors-in-possession credit facility (the “DIP Facility”). The write-off of long-term debt fees was included within Reorganization items, net. The Company also expensed $10.4 million in long-term debt fees incurred in relation to the new DIP Facility and included them within Reorganization items, net.

MOR-6	Page 9 of 15

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name:	iHeartMedia, Inc.	Petition Date:	March 14, 2018
Case Number:	18-31274 (MI)

Cash Receipts and Disbursements for the Period Ending

Book Cash Receipts and Disbursements (USD $ millions) (1)(2)	30-Apr-18	31-May-18	30-Jun-18	31-Jul-18	31-Aug-18	30-Sep-18	31-Oct-18	30-Nov-18	31-Dec-18	31-Jan-19	28-Feb-19	31-Mar-19
Receipts
Net Operating Receipts	$427.2	$297.3	$268.2	$331.0	$311.6	$267.4	$384.1	$301.2	$308.4	$341.0	$275.9	$288.4

Total Receipts	427.2	297.3	268.2	331.0	311.6	267.4	384.1	301.2	308.4	341.0	275.9	288.4
Disbursements
Rent (Non-Site Leases)	(20.3)	(13.1)	(14.1)	(11.6)	(14.9)	(13.5)	(19.8)	(13.1)	(16.1)	(13.7)	(14.7)	(13.8)
Payroll	(75.5)	(64.3)	(55.3)	(56.9)	(82.0)	(55.6)	(79.7)	(61.7)	(58.6)	(61.0)	(77.7)	(54.8)
Payroll Tax	(41.7)	(32.3)	(27.2)	(40.7)	(29.9)	(25.6)	(37.3)	(30.4)	(26.3)	(34.6)	(44.8)	(28.5)
Benefits	(27.6)	(22.0)	(19.5)	(20.2)	(22.2)	(19.8)	(22.7)	(22.8)	(25.4)	(19.8)	(21.8)	(25.3)
General AP (3)	(124.2)	(118.1)	(106.3)	(99.0)	(124.8)	(89.6)	(143.0)	(101.6)	(149.5)	(148.3)	(86.2)	(94.2)
Utilities/Telecom	(6.5)	(4.5)	(3.5)	(4.7)	(5.6)	(4.3)	(5.2)	(3.8)	(3.6)	(3.9)	(3.4)	(3.8)
Management Fees	—	—	—	—	—	—	—	—	—	—	—	—

Total Operating Disbursements	(295.8)	(254.2)	(225.8)	(233.1)	(279.4)	(208.4)	(307.8)	(233.3)	(279.5)	(281.2)	(248.6)	(220.3)

Operating Cash Flow	131.4	43.0	42.4	97.9	32.2	59.0	76.3	67.9	28.8	59.8	27.4	68.1
Debt Paydown (4)	—	—	(387.6)	—	(100.0)	(25.1)	—	—	—	—	—	—
ABL Draw (5)	—	—	118.3	—	—	—	—	—	—	—	—	—
Interest	—	—	—	—	—	—	—	—	—	—	—	—
ABL Adequate Protection Interest	(2.4)	(2.2)	(0.0)	(0.6)	(0.7)	(0.2)	(0.6)	(0.2)	(0.0)	(0.8)	(0.2)	(0.2)
Capex	(6.9)	(2.9)	(7.2)	(2.3)	(5.9)	(5.4)	(6.4)	(5.2)	(8.5)	(6.3)	(6.7)	(6.3)

Cash Flow Before Intercompany	122.2	38.0	(234.2)	95.0	(74.3)	28.4	69.3	62.6	20.3	52.7	20.4	61.6
Intercompany Transfer from / (to) Non-Filing Entities (6)	11.7	(2.3)	(17.0)	21.0	16.3	(25.7)	(1.6)	(13.1)	8.4	4.1	(23.4)	(32.4)

Total Operating Cash Flow	133.9	35.7	(251.2)	115.9	(58.0)	2.7	67.7	49.5	28.7	56.8	(2.9)	29.2

Restructuring Activities
Restructuring Professional Fees (MOR-9)	(1.4)	(1.0)	(1.4)	(15.7)	(10.1)	(15.8)	(21.0)	(12.8)	(12.7)	(14.5)	(4.0)	(9.8)

Total Cash Flow	$132.5	$34.7	$(252.6)	$100.2	$(68.1)	$(13.1)	$46.7	$36.7	$16.0	$42.3	$(7.0)	$19.4

MOR-7	Page 10 of 15

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name:	iHeartMedia, Inc.	Petition Date:	March 14, 2018
Case Number:	18-31274 (MI)

Cash Receipts and Disbursements for the Period Ending

Book Cash Receipts and Disbursements (USD $ millions) (1)(2)	30-Apr-18	31-May-18	30-Jun-18	31-Jul-18	31-Aug-18	30-Sep-18	31-Oct-18	30-Nov-18	31-Dec-18	31-Jan-19	28-Feb-19	31-Mar-19

Notes:

(1)	The period ending: “30-APR-18” includes the Post-Petition activity from March 15, 2018 through April 30, 2018.
(2)	Figures on MOR-7 may not foot due to rounding.
(3)	October 2018 and December 2018 includes approximately $36.2 million and $38.0 million of cash purchase consideration, respectively, related to two recent court approved business acquisitions.
(4)

On June 14, 2018, the Debtors refinanced the existing ABL credit facility with TPG (the “TPG Facility”). As part of the refinancing process, the Debtors repaid the TPG Facility in full, partially through the use of ~$269 million of cash on-hand. The balance of the repayment of the TPG Facility was sourced via funding provided under the Debtor’s replacement ABL credit facility with Citibank. Subsequently, the Debtors paid down $100mm of the ABL balance on August 16, 2018 and $25mm on September 17, 2018 as cash permitted.

(5)	ABL draw represents the balance that was transferred from Citibank to Debtor bank accounts net of bank and professional fees associated with the refinance.
(6)

As described more fully in the Debtors’ Emergency Motion for Entry of Interim and Final Orders (I) Authorizing the Debtors to (A) Continue to Operate Their Cash Management System and Maintain Existing Bank Accounts and (B) Continue to Perform Intercompany Transactions and (III) Granting Related Relief [Docket No. 14] (the “Cash Management Motion”), the Debtors engage in a range of intercompany transactions in the ordinary course of business. Pursuant to the order granting the relief requested in the Cash Management Motion [Docket No. 454] (the “Cash Management Order”), the Bankruptcy Court has granted the Debtors authority to continue the intercompany transactions in the ordinary course of business.

MOR-7	Page 11 of 15

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name:	iHeartMedia, Inc.	Petition Date:	March 14, 2018
Case Number:	18-31274 (MI)

Cash Account Reconcilation

(USD $ millions)

Bank Account Balances as of March 31, 2019

Bank	Legal Entity	Account #	Type	Balance
Bank of America	Capstar Radio Operating Company	9903	Savings	0.0
Seaport	CC Finco Holdings, LLC	0178	Investment	—
Merrill Lynch	Clear Channel Holdings, Inc.	2712	Investment	0.0
Pershing	Clear Channel Holdings, Inc.	1607	Investment	—
Bank of America	Clear Channel Metro, LLC	8035	Concentration	0.3
Bank of America	Clear Channel Metro, LLC	4486	Lockbox	—
Bank of America	Critical Mass Media, Inc.	3479	Lockbox	—
U.S. Bank	Critical Mass Media, Inc.	0747	Disbursement	—
Bank of America	iHeartCommunications, Inc.	0614	Lockbox	—
Bank of America	iHeartCommunications, Inc.	1558	Lockbox	—
PNC	iHeartCommunications, Inc.	0015	Deposit	—
BNY Mellon	iHeartCommunications, Inc.	4238	Investment	—
UBS	iHeartCommunications, Inc.	2902	Investment	—
U.S. Bank	iHeartMedia + Entertainment, Inc.	2264	Deposit	0.0
Bank of America	iHeartMedia + Entertainment, Inc.	2512	Lockbox	—
Bank of America	iHeartMedia + Entertainment, Inc.	6934	Lockbox	—
Bank of America	iHeartMedia + Entertainment, Inc.	5609	Lockbox	—
Bank of America	iHeartMedia + Entertainment, Inc.	0167	Lockbox	—
Bank of America	iHeartMedia + Entertainment, Inc.	3709	Lockbox	—
Bank of America	iHeartMedia Management Services, Inc.	7415	Disbursement	0.1
Bank of America	iHeartMedia Management Services, Inc.	6812	Disbursement	1.2
Bank of America	iHeartMedia Management Services, Inc.	3953	Disbursement	0.0
Bank of America	iHeartMedia Management Services, Inc.	6586	Master Concentration	2.1
Bank of America	iHeartMedia Management Services, Inc.	1402	Master Disbursement	0.5
Bank of America	iHeartMedia Management Services, Inc.	6466	Lockbox Concentration	5.2
Citibank	iHeartMedia Management Services, Inc.	9340	Deposit	0.3
Citibank	iHeartMedia Management Services, Inc.	6001	Deposit	0.2
Citibank	iHeartMedia Management Services, Inc.	9359	Deposit	1.1
Citibank	iHeartMedia Management Services, Inc.	5075	Deposit	0.2
Citibank	iHeartMedia Management Services, Inc.	1943	Deposit	—
Frost	iHeartMedia Management Services, Inc.	0148	Deposit	0.0
U.S. Bank	iHeartMedia Management Services, Inc.	5070	Disbursement	—
U.S. Bank	iHeartMedia Management Services, Inc.	5088	Disbursement	—
U.S. Bank	iHeartMedia Management Services, Inc.	0507	Master Funding	—
U.S. Bank	iHeartMedia Management Services, Inc.	1880	Payroll	0.0
U.S. Bank	iHeartMedia Management Services, Inc.	1898	Payroll	0.0
U.S. Bank	iHeartMedia Management Services, Inc.	5138	Payroll	—
Bank of America	iHeartMedia Management Services, Inc.	4404	ABL Reserve	—
Bank of America	iHeartMedia Management Services, Inc.	4462	Utility Deposit	3.4
Goldman Sachs	iHeartMedia Management Services, Inc.	2344	Postpetition Investment	—
Invesco	iHeartMedia Management Services, Inc.	0266	Investment	—

Total above				$14.6

Bank	Legal Entity	Account #	Type	Balance
Bank of America	iHeartMedia Management Services, Inc.	1EJE	Postpetition Investment	—
Bank of America	iHeartMedia Management Services, Inc.	7481	Lockbox	—
Bank of America	iHeartMedia Management Services, Inc.	8238	Lockbox	—
Bank of America	iHeartMedia Management Services, Inc.	6750	Lockbox	—
Citibank	iHeartMedia Management Services, Inc.	7601	Escrow	—
U.S. Bank	iHeartMedia Management Services, Inc.	5112	Disbursement	—
U.S. Bank	iHeartMedia Management Services, Inc.	5450	Disbursement	—
U.S. Bank	iHeartMedia Management Services, Inc.	5146	Disbursement	—
U.S. Bank	iHeartMedia Management Services, Inc.	5120	Payroll	—
Federated	iHeartMedia Management Services, Inc.	3888	Investment	—
Fidelity	iHeartMedia Management Services, Inc.	8321	Investment	—
Goldman Sachs	iHeartMedia Management Services, Inc.	5589	Investment	—
Goldman Sachs	iHeartMedia Management Services, Inc.	5773	Investment	—
Goldman Sachs	iHeartMedia Management Services, Inc.	2342	Investment	—
Goldman Sachs	iHeartMedia Management Services, Inc.	5775	Investment	—
Goldman Sachs	iHeartMedia Management Services, Inc.	2340	Investment	—
Goldman Sachs	iHeartMedia Management Services, Inc.	2343	Investment	—
Goldman Sachs	iHeartMedia Management Services, Inc.	5711	Investment	—
Goldman Sachs	iHeartMedia Management Services, Inc.	7265	Investment	—
Goldman Sachs	iHeartMedia Management Services, Inc.	5311	Investment	—
Goldman Sachs	iHeartMedia Management Services, Inc.	8552	Investment	—
Goldman Sachs	iHeartMedia Management Services, Inc.	0500	Investment	—
Goldman Sachs	iHeartMedia Management Services, Inc.	2341	Investment	—
Goldman Sachs	iHeartMedia Management Services, Inc.	5774	Investment	—
Goldman Sachs	iHeartMedia Management Services, Inc.	8616	Investment	—
State Street	iHeartMedia Management Services, Inc.	1421	Investment	—
StoneCastle	iHeartMedia Management Services, Inc.	4539	Investment	—
Merrill Lynch	iHeartMedia Management Services, Inc.	0420	Postpetition Investment	—
Fidelity	iHeartMedia, Inc.	1576	Deferred Comp	12.5
Bank of America	iHeartMedia, Inc.	5540	Deposit	—
U.S. Bank	Katz Media Group, Inc.	5096	Disbursement	—
Bank of America	Katz Media Group, Inc.	3777	Lockbox	—
Bank of America	Katz Media Group, Inc.	5119	Lockbox	—
U.S. Bank	Katz Media Group, Inc.	5104	Disbursement	—
Bank of America	Premiere Networks, Inc.	7905	Deposit	0.0
Bank of America	Premiere Networks, Inc.	8094	Deposit	0.0
Chase	Premiere Networks, Inc.	8365	Deposit	0.0
Bank of America	Terrestrial RF Licensing, Inc.	9054	Lockbox	—
Signature Bank	iHeartMedia Management Services, Inc.	0716	Checking	—
Signature Bank	iHeartMedia Management Services, Inc.	0724	Investment	123.1
Signature Bank	iHeartMedia Management Services, Inc.	0732	Investment	111.1

Total Above				$246.8
Total Cash				$261.4

MOR-8	Page 12 of 15

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name:	iHeartMedia, Inc.	Petition Date:	March 14, 2018
Case Number:	18-31274 (MI)

Cash Account Reconcilation

(USD $ millions)

Book-To-Bank Cash Reconciliation

Beginning Book Balance (1)	$214.2
(+/-) Net Book Cash Flow (MOR-7)	19.4
(+/-) Decrease (increase) in Restricted Cash	—

Ending Book Balance (MOR-2)	233.6
(+) Fidelity Account (Deferred Comp)	12.5
(+) Utility Deposit Account	3.4
(+) ABL Reserve Account	—
(-) Cash In Transit, Outstanding Checks, & Other	11.9

Ending Bank Balance	$261.4

Notes:

(1)	The Beginning Book Balance reflects the balance as of February 28, 2019.

MOR-8	Page 13 of 15

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name:	iHeartMedia, Inc.	Petition Date:	March 14, 2018
Case Number:	18-31274 (MI)

Total Disbursements by Debtor Entity for the Period Ending

(USD $) (1)

Total Disbursements By Debtor Entity

Debtor Case #	Legal Entity Name	31-Mar-18	30-Apr-18	31-May-18	30-Jun-18	31-Jul-18	31-Aug-18	30-Sep-18	31-Oct-18	30-Nov-18	31-Dec-18	31-Jan-19	28-Feb-19	31-Mar-19
18-31274	iHeartMedia, Inc	$—	$196,398	$181,194	$142,084	$—	$—	$684,796	$187,500	$37,966	$261,289	$4,135	$83,196	$109,900
18-31277	AMFM Broadcasting Licenses, LLC	—	—	—	—	—	—	—	—	—	—	—	—	—
18-31278	AMFM Broadcasting, Inc.	1,299,769	3,798,447	2,074,130	1,905,005	1,750,567	1,729,292	1,639,228	2,557,367	2,011,961	1,361,605	2,393,852	1,397,411	2,016,149
18-31279	AMFM Operating, Inc.	—	—	—	—	—	—	—	—	—	—	—	—	—
18-31280	AMFM Radio Licenses, LLC	—	—	—	—	—	—	—	—	—	—	—	—	—
18-31281	AMFM Texas Broadcasting, LP	268,902	394,218	381,428	623,711	468,055	541,817	328,965	443,439	400,095	373,301	242,267	454,568	731,812
18-31282	AMFM Texas Licenses, LLC	—	—	—	—	—	—	—	—	—	—	—	—	—
18-31283	AMFM Texas, LLC	—	—	—	—	—	—	63,860	—	—	—	—	—	—
18-31284	Capstar Radio Operating Company	5,316,769	8,259,064	8,946,165	10,554,645	8,294,495	10,303,250	9,446,771	13,005,872	8,670,737	8,303,280	9,148,370	9,948,045	8,118,152
18-31285	Capstar TX, LLC	7,883	2,586	—	449	814	20,126	4,313,946	810	4,749	760	624	734	643
18-31286	CC Broadcast Holdings, Inc.	—	—	—	—	—	—	—	—	—	—	—	—	—
18-31287	CC Finco Holdings, LLC	—	—	—	—	—	—	—	—	—	—	—	—	—
18-31288	CC Licenses, LLC	—	—	—	—	—	—	—	—	—	—	—	—	—
18-31289	Christal Radio Sales, Inc.	—	—	—	—	—	—	—	—	—	—	—	—	—
18-31290	Cine Guarantors II, Inc.	—	—	—	—	—	—	—	—	—	—	—	—	—
18-31291	Citicasters Co.	4,586,064	6,283,054	6,963,703	5,678,541	5,556,511	8,951,935	6,300,980	5,964,337	4,413,285	5,122,302	8,473,091	5,899,507	6,656,910
18-31292	Citicasters Licenses, Inc.	—	—	—	—	—	—	—	—	—	—	—	—	—
18-31293	Clear Channel Broadcasting Licenses, Inc.	—	—	—	—	—	—	—	—	—	—	—	—	—
18-31294	Clear Channel Holdings, Inc.	12,635	5,711	—	—	—	128,287	205,683	288,633	674,195	105,360	14,885	78	843,411
18-31296	Clear Channel Metro, LLC	—	—	—	—	—	—	—	—	—	—	—	—	—
18-31297	Clear Channel Mexico Holdings, Inc.	—	—	—	—	—	—	—	—	—	—	—	—	—
18-31298	Clear Channel Real Estate, LLC	—	—	—	—	—	—	—	—	—	—	—	—	—
18-31299	Critical Mass Media, Inc.	—	—	—	—	—	—	1,150	—	—	—	—	—	—
18-31273	iHeartCommunications, Inc.	416,743	2,409,311	2,152,005	263,311	15,678,304	10,362,812	18,201,182	20,155,474	14,486,106	15,681,324	15,662,228	10,071,228	10,185,727
18-31275	iHeartMedia Capital I, LLC	—	—	—	—	—	—	—	—	—	—	—	—	—
18-31276	iHeartMedia Capital II, LLC	—	—	—	—	—	—	—	—	—	—	—	—	—
18-31301	iHeartMedia Management Services, Inc.	73,531,066	137,853,242	193,248,629	577,425,135	171,419,254	313,971,652	176,146,684	233,846,351	178,033,941	225,886,018	176,492,593	189,750,721	167,632,120
18-31302	iHM Identity, Inc.	—	—	—	—	—	—	—	—	—	—	—	—	—
18-31303	Katz Communications, Inc.	13,119,980	9,464,344	13,446,375	7,040,369	17,355,839	20,032,280	19,471,652	26,536,680	15,627,817	18,396,585	55,648,144	19,400,402	18,902,284
18-31304	Katz Media Group, Inc.	—	—	—	—	—	—	—	—	—	—	—	—	—
18-31305	Katz Millennium Sales & Marketing, Inc.	—	—	—	—	—	—	—	—	—	—	—	—	—
18-31306	Katz Net Radio Sales, Inc.	—	—	—	—	—	—	—	—	—	—	—	—	—
18-31307	M Street Corporation	1,200	1,200	1,930	15,055	22,675	13,475	12,267	42,866	4,570	2,774	1,200	3,340	1,087
18-31308	Premiere Networks, Inc.	9,518,395	11,082,118	19,959,043	8,090,262	21,033,247	16,600,973	7,506,292	22,144,639	16,066,498	14,165,830	22,192,550	15,591,067	6,907,835
18-31309	Terrestrial RF Licensing, Inc.	—	—	—	—	—	—	—	—	—	—	—	—	—
18-31310	TTWN Media Networks, LLC	5,488,481	3,683,704	6,228,369	4,615,844	5,354,787	7,690,719	4,348,331	3,852,608	5,239,133	5,526,286	6,277,166	2,554,113	9,207,542
18-31311	TTWN Networks, LLC	—	—	—	—	—	—	—	—	—	—	—	—	—
18-31300	iHeartMedia + Entertainment, Inc.	4,040,195	5,336,218	6,652,925	5,711,300	4,793,788	5,729,182	6,129,821	6,729,712	5,766,769	5,553,069	6,230,025	4,391,570	5,300,319
18-31295	Clear Channel Investments, Inc.	—	—	—	—	—	—	—	—	—	—	—	—	—

Total above		$117,608,082	$188,769,617	$260,235,896	$622,065,712	$251,728,335	$396,075,799	$254,801,608	$335,756,289	$251,437,822	$300,739,785	$302,781,131	$259,545,979	$236,613,892

(1)	The period ending “31-Mar-18” includes disbursements made between March 15, 2018 and March 31, 2018.

Exhibit A	Page 14 of 15

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name:	iHeartMedia, Inc.	Petition Date:	March 14, 2018
Case Number:	18-31274 (MI)

Payments to Insiders and Professionals for the Period Ending

Payments to Insiders & Professionals (USD $ millions)(1)	30-Apr-18	31-May-18	30-Jun-18	31-Jul-18	31-Aug-18	30-Sep-18	31-Oct-18	30-Nov-18	31-Dec-18	31-Jan-19	28-Feb-19	31-Mar-19
Total Payments to Insiders	$6.1	$3.7	$3.7	$3.7	$6.3	$0.7	$6.2	$0.7	$0.7	$0.7	$8.0	$0.7
Payments to Professionals (2)
1. Kirkland & Ellis LLP (Debtors’ lead counsel)	$—	$—	$—	$7.2	$—	$3.0	$6.4	$3.8	$0.1	$12.3	$—	$2.8
2. Moelis & Company (Debtors’ financial advisor)	—	—	—	—	2.7	1.4	0.8	0.8	0.4	0.2	—	0.6
3. LionTree Advisors, LLC (Debtors’ financial advisor)	—	—	—	—	—	—	1.0	—	0.1	—	—	—
4. Jackson Walker (Debtors’ co-counsel)	—	—	—	0.2	0.1	0.1	0.1	—	0.2	0.1	—	—
5. Alvarez & Marsal (Debtors’ restructuring advisor)	—	—	—	3.2	2.4	2.1	5.5	—	2.2	—	1.1	2.3
6. Prime Clerk LLC (Debtors’ claims, noticing, and solicitation agent)	0.4	0.3	0.5	0.4	0.2	—	0.6	0.7	0.6	0.3	—	0.6
7. Ernst & Young (Debtors’ auditor)	—	—	—	—	—	—	0.3	—	0.6	—	—	1.2
8. PricewaterhouseCoopers (Debtors’ tax and accounting advisor) (2)	—	—	—	1.6	—	0.5	1.2	0.8	1.0	1.0	0.6	0.8
9. Munger, Tolles & Olson LLP (counsel to the Debtors’ disinterested directors)	—	—	—	—	—	0.6	—	0.2	—	—	0.5	0.2
10. Perella Wienberg Partners L.P. (financial advisor to the Debtors’ disinterested directors)	—	—	—	—	0.5	—	0.3	—	0.4	0.1	0.5	0.1
11. Jones Day (counsel to the Term Loan/PGN Group)	—	—	—	—	—	2.5	—	2.2	2.8	—	—	—
12. PJT Partners, Inc. (financial advisor to the Term Loan/PGN Group)	—	0.2	0.2	0.3	0.5	—	0.2	0.5	—	0.2	0.2	0.2
13. Arnold & Porter Kaye Scholer LLP (counsel to the Crossover Group)	0.4	—	0.4	0.2	0.4	—	0.3	0.3	0.6	—	0.2	0.2
14. Ducera Partners LLC (financial advisor to the Crossover Group)	—	—	—	—	—	—	—	—	—	—	—	—
15. Gibson, Dunn & Crutcher LLP (counsel to the 2021 Notes Group)	—	—	—	—	—	—	—	—	—	—	—	—
16. Kelley, Drye & Warren (counsel to UMB Bank, N.A., as successor Trustee to the 11.25% PGN Notes due 2021)	—	0.1	—	—	0.2	—	—	0.1	0.1	0.1	0.1	—
17. GLC Advisors & Co., Inc. (financial advisor to the 2021 Notes Group)	—	—	—	—	—	—	—	—	—	—	—	—
18. Schulte Roth & Zabel LLP (co-counsel to TPG Specialty Lending, Inc., Administrative Agent for the ABL Facility)	0.4	—	—	—	—	0.6	—	—	—	—	—	—
19. Jones Walker LLP (co-counsel to TPG Specialty Lending, Inc., Administrative Agent for the ABL Facility)	—	—	—	—	—	—	0.1	—	—	—	—	—
20. Akin Gump Strauss Hauer & Feld LLP (counsel to the UCC)	—	—	—	1.8	2.1	1.9	3.1	2.4	1.5	—	0.2	0.3
21. Jefferies & Company, Inc. (financial advisor to the UCC)	—	—	—	—	—	0.7	—	—	0.6	—	—	—
22. FTI Consulting, Inc. (restructuring advisor to the UCC)	—	—	—	0.4	0.6	0.6	0.7	0.9	0.6	—	0.1	0.0
23. Cahill Gordon & Reindell LLP (counsel to Citibank, N.A., Agent for the Term Loan Facility)	0.2	0.1	0.2	0.2	—	0.4	0.2	—	0.3	0.1	0.1	0.1
24. K&L Gates LLP (counsel to U.S. Bank, N.A. Indenture Trustee)	—	0.1	—	0.1	—	0.1	0.1	0.1	0.1	0.1	—	—
25. Stoock & Stroock & Lavan LLP (counsel to Wilmington Trust, N.A. as successor trustee to the 9% PGNs due 2019, trustee to the 9% PGNs due 2021, and successor trustee to the 9% PGNs due 2022)	—	0.1	—	0.1	—	0.2	—	0.0	0.1	0.1	0.1	0.1
26. Thompson Hine LLP (Local Counsel to Indenture Trustee)	—	—	—	0.0	0.0	—	—	—	—	—	—	—
27. Odinbrook Global Advisors (Expert Witness for Indenture Trustee)	—	—	—	—	0.1	0.3	—	—	—	—	—	—
28. Loewinsohn Flegle Deary Simon LLP (Term Loan/PGN Group Counsel)	—	—	—	—	0.3	1.0	—	0.0	—	—	—	—
29. Haynes & Boone Fee Examiner (2)	—	—	—	—	—	—	—	—	0.5	—	0.3	0.2

Total Payments to Professionals (3)	$1.4	$1.0	$1.4	$15.7	$10.1	$15.8	$21.0	$12.8	$12.7	$14.5	$4.0	$9.8

Notes:

(1)	The period ending: “30-APR-18” includes the Post-Petition activity from March 15, 2018 through April 30, 2018.
(2)	After further review, January 2019 balances have been revised from the January MOR filing. Total payment to professionals remains unchanged
(3)	Payments to ordinary course professionals are not included in MOR-9.

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